2
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 12, 2002
                                                          ---------------


                        BROWN JORDAN INTERNATIONAL, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

    Florida         0-25246                  63-1127982
(State or other   (Commission    (I.R.S. Employer Identification No.)
jurisdiction of   File Number)
incorporation)



1801 NORTH ANDREWS AVENUE, POMPANO BEACH, FLORIDA             33069
-------------------------------------------------             -----
(Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (954) 960-1100
                                                           --------------


                            WinsLoew Furniture, Inc.
                            ------------------------
          (Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure

On August 12, 2002, Brown Jordan International, Inc. filed its Quarterly Report on Form 10-Q for the quarter ended June 28, 2002 with the Securities and Exchange Commission. Pursuant to 18 U.S.C. 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications regarding this filing are set forth by Brown Jordan Inc.'s Chief Executive Officer Bruce R. Albertson and Chief Financial Officer Vincent A. Tortorici, Jr. as follows:

Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


I, Bruce R. Albertson, hereby certify pursuant to 18 U.S.C. 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

      (i) The accompanying Quarterly Report on Form 10-Q for the quarter ended June 28, 2002 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Brown Jordan International, Inc.

/s/ BRUCE R. ALBERTSON
-----------------------
Bruce R. Albertson
President and Chief Executive Officer

I, Vincent A. Tortorici, Jr. hereby certify pursuant to 18 U.S.C.1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (i) The accompanying Quarterly Report on Form 10-Q for the quarter ended June 28, 2002 fully complies with the requirements of Section 13(a) or
         Section 15(d) of the Securities Exchange Act of 1934, as amended; and

    (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Brown Jordan International, Inc.



/s/ VINCENT A. TORTORICI, JR
----------------------------
Vincent A. Tortorici, Jr.
Chief Financial Officer

The foregoing certifications are being furnished solely pursuant to 18 U.S.C. 1350 and are not being filed as part of this report or as a separate disclosure document.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                         BROWN JORDAN INTERNATIONAL, INC


                                     By:/s/ Bruce R. Albertson
   August 13, 2002                        Bruce R. Albertson
                                          President and Chief Executive Officer


   August 13, 2002                      By:/s/ Vincent A.Tortorici, Jr.
                                           ----------------------------
                                          Vincent A. Tortorici, Jr.
                                          Chief Financial Officer